HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)

333-151805	HV-6776 - Premier Innovations(SM)

Supplement dated May 22, 2012 to your Prospectus

FUND NAME CHANGE

HARTFORD ADVISERS HLS FUND – CLASS IB

Effective June 29, 2012, the following name change is made to your Prospectus:

Old Name	New Name

Hartford Advisers HLS Fund - Class IB	Hartford Balanced HLS Fund - Class IB

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.